GOLDMAN SACHS TRUST II

Goldman Sachs GQG Partners International Opportunities Fund

(the “Fund”)

Supplement dated August 30, 2019 to the

Prospectuses and Summary Prospectuses, each dated February 28, 2019, as supplemented to date

Effective September 1, 2019 (the “Effective Date”), Brian Kersmanc will serve as a deputy portfolio manager for the Fund. Rajiv Jain will continue to serve as the lead portfolio manager for the Fund and will continue to have full discretion and exercise sole decision-making authority over the Fund’s portfolio, except in any instances of his extended and unplanned unavailability.

Accordingly, on the Effective Date, the Fund’s Prospectuses and Summary Prospectuses are revised as follows:

The following replaces in its entirety the second sentence in the “Summary—Portfolio Management” section in the Prospectuses and the “Portfolio Management” section in the Summary Prospectuses:

Portfolio Managers: Rajiv Jain, Chairman and Chief Investment Officer, GQG Partners LLC, has managed the Fund since 2016; and Brian Kersmanc, Deputy Portfolio Manager and Senior Analyst, GQG Partners LLC, has served as Deputy Portfolio Manager of the Fund since 2019.

The following replaces in its entirety the “Service Providers—Fund Managers” section of the Prospectuses:

The individuals primarily responsible for the day-to-day management of the Fund are listed below. The Fund’s portfolio managers’ individual responsibilities may differ and may include, among other things, security selection, asset allocation, risk budgeting, general oversight of the management of the Fund’s portfolio and the support of other portfolio managers.

Sub-Adviser Portfolio Management Team

Portfolio manager Rajiv Jain and deputy portfolio manager Brian Kersmanc have day-to-day management responsibility of the Fund. Mr. Jain has full discretion and sole decision-making authority over the Fund’s portfolio, except in instances of his extended and unplanned unavailability. Mr. Kersmanc collaborates with Mr. Jain on all aspects of security selection and portfolio construction with respect to the Fund.

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Rajiv Jain Chairman and Chief Investment Officer, GQG Partners LLC	Portfolio Manager—GQG Partners International Opportunities Fund	Since 2016	Mr. Jain is the Chairman, Chief Investment Officer and Portfolio Manager of GQG Partners. Mr. Jain joined GQG Partners in June 2016 with over 25 years of investment experience. Previously, Mr. Jain served as a Co-Chief Executive Officer (from July 2014) and Chief Investment Officer and Head Of Equities (from February 2002) at Vontobel Asset Management, Inc. (“Vontobel”). He was the sole Portfolio Manager of International Equities (since 2002) and Emerging Markets Equities (since 1997) and lead Portfolio Manager for Global Equities (since 2002). He joined Vontobel as a co-portfolio manager of Emerging Markets Equities and International Equities in November 1994. Prior to that, Mr. Jain was an International Equity Analyst at Swiss Bank Corporation.
Brian Kersmanc Deputy Portfolio Manager and Senior Analyst, GQG Partners LLC	Deputy Portfolio Manager—GQG Partners International Opportunities Fund	Since 2019	Mr. Kersmanc is a deputy portfolio manager for the GQG Partners International Equity Strategy since 2019 and has been a senior analyst on GQG Partners’ investment team since he joined the firm in 2016. Prior to joining GQG Partners, Mr. Kersmanc spent six years, from 2010 to 2016, in various roles at Jennison Associates (“Jennison”), where he served most recently as an analyst on the Small/Midcap Equity Research team. Prior to Jennison, Mr. Kersmanc began his career in financial services at Brown Brothers Harriman from 2008 to 2010.

For information about portfolio manager compensation, other accounts managed by the portfolio managers and portfolio manager ownership of securities in the Fund, see the SAI.

This Supplement should be retained with your Prospectuses and Summary Prospectuses for future reference.

GQGPIOPMCHGSTK 08-19